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                                                                    Exhibit 23.2



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-36036, 333-69833, 333-69835, 333-69839,
333-69837, 333-72835, and 333-96385), Form S-3 (No. 333-65909) and on Form S-4
(333-61541) of Pennzoil-Quaker State Company of our report dated January 24, 2001 relating to the consolidated financial statements of Excel Paralubes, which appears in this Annual Report on Form 10-K as Exhibit 99.1.




PricewaterhouseCoopers LLP

Houston, Texas
March 15, 2001